                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):  July 25, 2000


                                Onvia.com, Inc.
            (Exact name of registrant as specified in its charter)

                                   000-29609
                           (Commission File Number)

     Delaware                              91-1859172
     (State or other jurisdiction of       (I.R.S. Employer Identification No.)
     incorporation)


                              1260 Mercer Street
                              Seattle, WA  98109
            (Address of principal executive offices, with zip code)

                                (206) 282-5170
             (Registrant's telephone number, including area code)
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Item 5.  Other Events

     On July 25, 2000, Onvia.com, Inc. (the "Company") entered into a definitive agreement with Globe-1, Incorporated ("Globe-1") to acquire Globe-1 in a stock-for-stock transaction for approximately 2.85 million shares of the Company's common stock. The Company's press release dated July 26, 2000 is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits

(c)   Exhibits

99.1  Press Release dated July 26, 2000.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Onvia.com, Inc.

Dated:  July 28, 2000                  By:  /s/ Mark T. Calvert
                                            --------------------------
                                            Mark T. Calvert
                                            Vice President, Chief Financial
                                            Officer and Secretary



                               INDEX TO EXHIBITS


Exhibit Number      Description
--------------      -----------

99.1                Press Release dated July 26, 2000